ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.

                         STOCK OPTION AND INCENTIVE PLAN

     1. PURPOSE OF THE PLAN. In January, 1997, Atlantic International Entertainment, Ltd. ("AIE"), by and through its Board of Directors adopted an Incentive Stock Option Plan that granted to the Board of Directors discretion in the enactment of the plan. The Board, having determined the specific requirements of the Plan has adopted this Stock Option and Incentive Plan. The Plan shall be known as the Atlantic International Entertainment, Ltd. 1999 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel as officers, directors and key employees and to provide additional incentive to employees of AIE or any present or future parent or subsidiary of AIE to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options", within the meaning of Section 422 of the Internal Revenue Code of 1954, as amended (the "Code") and Non-Incentive Stock Options. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2.   DEFINITIONS. As used herein, the following definitions shall apply.

          (a) "AIE" shall mean Atlantic International Entertainment, Ltd.

          (b) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option or any combination thereof, as provided in the Plan.

          (c) "Board" shall mean the Board of Directors of AIE.

          (d) "Common Stock" shall mean common stock, par value $0.001 per share, of AIE.

          (e) "Code" shall mean the Internal Revenue Code of 1954, as amended.

          (f) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

          (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by AIE or any present or future Parent or Subsidiary of AIE. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by AIE or in the case of transfers between payroll locations of AIE or between AIE, its Parent, its Subsidiaries or a successor.

          (h) "Effective Date" shall mean January 1, 1999.

          (i) "Employee" shall mean any person employed on a full-time basis by AIE or any present or future Parent or Subsidiary of AIE.

          (j) "Incentive Stock Option" means an option to purchase Shares granted by the Committee pursuant to Section 7 hereof which is subject to the limitations and restrictions of Section 7 hereof and is intended to qualify under Section 422 of the Code.


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          (k) "Non-Incentive  Stock Option"  means an option to purchase  Shares granted by the Committee pursuant to Section 8, which option is not intended to qualify under Section 422 of the Code.

          (l) "Option" shall mean an Incentive Stock Option granted pursuant to this Plan.

          (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

          (n) "Optionee" shall mean any person who receives an Option.

          (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 425(e) and (g) of the Code.

          (p) "Participant" means any director, officer or employee of AIE or any Parent or Subsidiary of AIE or any other person providing a service to AIE who is selected by the Committee.

          (q) "Plan" shall mean this plan.

          (r) "Share" shall mean one share of the Common Stock.

          (s) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 425(f) and (g) of the Code.

     3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 250,000 shares, allocated in accordance with Exhibit "A" attached hereto and made a part hereof. Such Shares may either be authorized but unissued or treasury shares.

     4.   ADMINISTRATION OF THE PLAN.

          (a) Composition of the Committee. The Plan shall be administered by the Committee, consisting of not less than three persons appointed by the Board. The Board may from time to time appoint members of the committee in substitution for members previously appointed and may fill vacancies. Officers, directors, key employees and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and shall be ineligible to receive Awards under the Plan.

          (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration or the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no

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event may the Committee  revoke  outstanding  Awards  without the consent of the
Participant. Any action permitted to be taken by the Committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Committee. The President of AIE and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of AIE and to cause them to be delivered to the Participants.

          (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5. ELIGIBILITY. Awards may be granted to officers, directors, key employees and other persons. The Committee, shall from time to time determine the officers, directors, key employees and other persons who shall be granted Options or Awards under the Plan, the number to be granted to each such officers, directors, key employees and other persons under the Plan, and whether Options granted to each such Employee under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to AIE, and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, directors, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Options or Awards.

     The aggregate fair market value (determined as of the date the Option is granted) of the Shares for which any Employee may be granted Options in any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of
AIE) shall not exceed $1,000,000, plus any unused limit carryover to such year, as defined in Section 422(c) of the Code. Notwithstanding the prior provisions of this Section 5, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

     6. TERM OF PLAN. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 16. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     7. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a)  Option Price.

               (i) The price per share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the

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Common Stock is traded otherwise than on a national  securities  exchange at the time of the granting of an Option, then the price per share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there be no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting an Incentive Stock Option, then the price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

               (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (b)  Payment.

          Full payment for each share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made within 15 days of the date of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. AIE shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by AIE, and no Optionee shall have any of the rights of a shareholder or AIE until shares of Common Stock are issued to him.

          (c)  Term of Incentive Stock Option.

               The term of each Incentive Stock Option granted pursuant to the Plan shall be five (5) years from the date each such Incentive Stock Option is granted.

          (d)  Exercise Generally.

               Except as otherwise provided in Section 9 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of AIE at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date One (1) year after said date of grant of any such Incentive Stock Option. In the event the Optionee shall have been in the employ of AIE for One (1) year from the date of the grant of the Incentive Stock Option, then the Optionee shall be entitled to exercise no more than 20% of the Incentive Stock Options then issued to the Optionee. In the event the Optionee shall have been in the employ of AIE for Two (2) years from the date of the grant of the Incentive Stock Options, then the Optionee shall be entitled to exercise no more than 60% of the Incentive Stock Options then issued to the Optionee. In the event the Optionee shall have been in the employ of AIE for Three (3) years from the date of the grant of the Incentive Stock Options, then the Optionee shall be entitled to exercise all of the Incentive Stock



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Options  then  issued to the  Optionee.  The  Committee,  may impose  additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

          (e)  Transferability.

               Except as otherwise provided, any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     8.   TERMS  AND   CONDITIONS   OF   NON-INCENTIVE   STOCK   OPTIONS.   Each
Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.

         (a)  Grant.

               (1) Individual Performance. Each Participant that is an Employee may be granted an Award in the event said employee's immediate supervisor determines that said employee's annual performance is either exceeds standard performance or is determined to be rated "excellent" in accordance with the policies and procedures of AIE. The number of Options to be granted shall be determined by dividing (a) the amount of gross salary of each Participant that is an Employee by (b) the percentage set forth on Exhibit "A" (depending on the supervisor's evaluation).

               (2) Company Performance. Each Participant shall be granted Options in the event AIE's net income before taxes, as defined by generally accepted accounting principles (GAAP), exceeds $1,000,000 in any fiscal year. However, in no event shall the total number of Options granted hereunder exceed options on 60,000 Shares. The number of Options to be granted shall be determined by multiplying (a) the amount of AIE net income in excess of $1,000,000 by (b) 5%.

          (b) Terms. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions: (1) Option Price. The exercise price per share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be 20% below the bid price for the Shares at the close of trading in New York on December 31 of each year of the Plan.

               (2)  Payment.

               Full payment for each share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the


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extent  permitted by  applicable  law. No shares of Common Stock shall be issued until full payment therefor has been received by the Corporation, and no Optionee shall have any of the rights of a shareholder of the Corporation until the shares of Common Stock are issued to him.

          (c)  Term.

               The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than five (5) years from the date each such Non-Incentive Stock Option is granted.

          (d)  Exercise Generally.

               The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

          (e)  Transferability.

               Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH ON INCENTIVE STOCK OPTIONS.

          (a)  Termination of Employment.

               In the event that any Optionee's employment by AIE shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 105(d)(4) of the Code), death or termination for cause, all of any such Optionee's Awards, and all of any such Optionee's rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of an Optionee's Incentive Stock Options shall occur if, and to the extent that such Incentive Stock Options are exercised at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a subsidiary ceases to be a subsidiary of AIE, the employment of all of its employees who are not immediately thereafter employees of AIE shall be deemed to terminate upon the date such subsidiary so ceases to be a subsidiary of AIE.

          (b)  Disability.

               In the event that any Optionee's employment by AIE shall terminate as the result of the Permanent and Total disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent


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that, the Optionee was entitled to exercise any such Incentive  Stock Options at the date of such termination of employment.

          (c)  Death.

               In the event of the death of any Optionee, any Awards granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Awards pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of death of such Optionee (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 8(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

          (d)  Termination for Cause.

               In the event any Optionee's employment by AIE is terminated for "cause" which includes, but is not limited to, termination for personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than a law, rule or regulation relating to a traffic violation or similar offense), termination under the provisions of any employment agreement, or material breach of any provision of an employment agreement, then Optionee's Awards shall terminate.

          (e)  Termination of Awards.

               To the extent that any Award granted under the Plan to any Optionee whose employment by AIE terminates shall not have been exercised within the applicable period set forth in this Section, any such Award, and all rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     10. RIGHT OF REPURCHASE AND RESTRICTIONS ON DISPOSITION AND RIGHT OF FIRST REFUSAL. AIE, in its sole discretion, as a term of any Awards, shall have the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for a duration of the Repurchase Right for Five (5) years from the date of issuance of the Shares, a price per Share at the closing bid price for the Shares on the date of the exercise of AIE's rights hereunder, to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may be transferred or assigned by AIE to another party. AIE may exercise the Repurchase Right only to the extent permitted by applicable law.

     11. RECAPITALIZATION, MERGER, CONSOLIDATION, CHANGE IN CONTROL AND SIMILAR TRANSACTIONS.

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          (a)  Adjustment.

               Subject to any required action by the shareholders of AIE, the aggregate number of shares of Common Stock for which stock options may be granted hereunder, the number of shares of Common Stock covered by each outstanding stock option, and the exercise price per share of Common Stock of each such stock option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of common Stock effected without the receipt of consideration by AIE.

          (b)  Change in Control.

               All outstanding options shall become immediately exercisable in the event of change in control or imminent change in control of AIE, as determined by the Committee. For purposes of this Section, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of AIE; (ii) the execution of an agreement for a merger or recapitalization of AIE or any merger or recapitalization whereby AIE is not the surviving entity; (iii) a change of control of AIE, as otherwise defined or determined by the Securities Exchange Commission or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of AIE by any person, trust, entity or group.

          (c)  Extraordinary Corporate Action.

               Subject to any required action by the shareholders of AIE, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of shares of Common Stock subject to each stock option, the exercise price per share of Common Stock, and the consideration to be given or received by AIE upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

               (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.


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               Except as expressly  provided herein,  no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section.

          (d)  Acceleration.

          The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

     12. TIME OF GRANTING OPTIONS. The initial date of grant of the Options under the Plan as set forth in Exhibit "A", shall, for all purposes, be January 1, 1999 and thereafter on each July 1 and January 1 thereafter for any employee who at the time of the grant shall have been an employee for one year from the initial grant or at least one year from each January and July or any other person on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. EFFECTIVE DATE. The Plan shall become effective on January 1, 1999. Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such Options is subject to such stockholder ratification.

     14. APPROVAL BY SHAREHOLDERS. The Plan shall be approved by stockholders of AIE within twelve (12) months before or after the date it becomes effective.

     15. MODIFICATION OF OPTIONS. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under this Plan.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a)  Action by the Board.

               The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 11) the maximum number of shares permitted to be optioned under the Plan, materially increase the benefits accruing to participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of AIE.

          (b)  Change in Applicable Law.

               Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive Stock Option unlawful or subject AIE to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.


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     17.  CONDITIONS  UPON  ISSUANCE OF SHARES.  Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed. The inability of AIE to obtain permission from any regulatory body or authority deemed by AIE's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve AIE of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, AIE may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     18. RESERVATION OF SHARES. During the term of the Plan, AIE, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19. UNSECURED OBLIGATION. No Participant under the Plan shall have any interest in any fund or special asset of AIE by reason of the Plan or the grant of any Award to him under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Award hereunder and there shall be no required funding of amounts which may become payable to any participant.

     20. WITHHOLDING TAX. AIE shall have the right to deduct from all amounts paid in cash with respect to the exercise of any Award under the Plan any taxes required by law to be withheld with respect thereto.

     21. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.